UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

_____________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2017

Allegiant Travel Company

(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 N. Town Center Drive, Las Vegas, NV		89144

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:              (702) 851-7300
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2    Financial Information

Item 2.02    Results of Operations and Financial Condition.

On January 31, 2017, Allegiant Travel Company (the “Company”) issued the press release attached as Exhibit 99.1 to this Form 8-K concerning our results of operations for the quarter and year ended December 31, 2016.

This information is being furnished under Item 2.02 of Form 8-K. This report and Exhibit 99.1 are deemed to be furnished and are not considered “filed” with the Securities and Exchange Commission. As such, this information shall not be incorporated by reference into any of our reports or other filings made with the Securities and Exchange Commission.

Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in the press release that are not historical facts are forward-looking statements. These forward-looking statements are only estimates or predictions based on our management's beliefs and assumptions and on information currently available to our management. Forward-looking statements include our statements regarding future unit revenue, future operating expense, ASM growth, departure growth, fixed-fee and other revenues, expected capital expenditures, number of contracted aircraft to be placed in service in the future, timing of aircraft retirements, as well as other information concerning future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, the effects of future regulation and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words "believe," "expect," “guidance,” "anticipate," "intend," "plan," "estimate," “project”, “hope”  or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in the forward-looking statements. Important risk factors that could cause our results to differ materially from those expressed in the forward-looking statements generally may be found in our periodic reports and registration statements filed with the Securities and Exchange Commission at www.sec.gov. These risk factors include, without limitation, an accident involving, or problems with, our aircraft, our reliance on our automated systems, volatility of fuel costs, labor issues and costs, the ability to obtain regulatory approvals as needed, the effect of economic conditions on leisure travel, debt covenants, terrorist attacks, risks inherent to airlines, our competitive environment, our reliance on third parties who provide facilities or services to us, the possible loss of key personnel, economic and other conditions in markets in which we operate, governmental regulation, increases in maintenance costs and cyclical and seasonal fluctuations in our operating results.

Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

Item 2.03             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 31, 2017, the Company, through a wholly owned subsidiary, borrowed $22.0 million under a loan agreement secured by two Airbus A320 aircraft. The notes bear interest at a floating rate based on LIBOR and will be payable in quarterly installments through January 2022. The proceeds from the loan will be used for general corporate purposes.

Section 9    Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits

Exhibit No.	Description of Document

99.1	Press Release issued by Allegiant Travel Company on January 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2017	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Scott Sheldon
	Name:	Scott Sheldon
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press Release issued by Allegiant Travel Company on January 31, 2017.

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